POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED AUGUST 6, 2009 TO THE PROSPECTUS
DATED FEBRUARY 27, 2009 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio
PowerShares Autonomic Balanced NFA Global Asset Portfolio
PowerShares Autonomic Growth NFA Global Asset Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares High Yield Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The second paragraph of the section titled "Principal Risks of Investing in the Fund—California Municipal Securities Risk" in the PowerShares Insured California Municipal Bond Portfolio is hereby removed and replaced with the following:

Recent negative economic events have further deteriorated California's financial situation, and as a result California is facing a severe budget crisis. Substantial declines in real estate values, decreases in both corporate and personal income, and increasing levels of unemployment have reduced California's tax revenues. Furthermore, the unresolved budget deficit has deteriorated California's credit ratings.

California's 2009-2010 state budget, adopted in February 2009, was designed to eliminate an estimated budget gap of more than $41 billion. The budget assumed voter approval of six ballot initiatives, all but one of which was rejected by voters in May 2009. As a result of the failed voter measures, California's budget deficit is estimated at $26.3 billion as of June 30, 2009.

In light of the ongoing financial crisis, on July 6, 2009, Fitch downgraded California's general obligation bond rating to BBB from A-minus, and kept the bonds on a negative rating watch. On July 14, 2009 Moody's lowered California's general obligation bond rating two steps to Baa1 from A2, having previously announced on June 19, 2009 that it had put the rating on watch for a multi-notch downgrade. On June 17, 2009 S&P placed its A rating of California's general obligation bond on negative credit watch. In February 2009, S&P had lowered the general obligation bond rating from A+ to A based on expectations that California's budget problems would continue to persist. The rating agencies have indicated that they will continue to closely monitor California's economic condition for further ratings adjustments.

Please Retain This Supplement For Future Reference

California's current economic problems increase the risk of investing in California municipal obligations, including the risk of potential issuer default, and also heighten the risk that the prices of California municipal obligations, and the Fund's net asset value, will experience greater volatility. In addition, further downgrades in the credit ratings of California's general obligation bonds could result in a reduction in the market value of the California municipal obligations held by the Fund, which could negatively impact the Fund's net asset value and/or the distributions paid by the Fund. The foregoing information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal obligations may be subject. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Fund to pay interest on or principal of such obligations. Furthermore there can be no assurance that there will not be a further decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such decline.

P-PS-STK-9 8/6/09

Please Retain This Supplement For Future Reference.